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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 28, 2015, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-207459) and related Prospectus of BeiGene, Ltd. dated January 19, 2016.

/s/ Ernst & Young Hua Ming LLP
Beijing, People's Republic of China
January 19, 2016

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  Exhibit 23.1